EXHIBIT 6
---------



                              POWER OF ATTORNEY
                              -----------------


      Know All Men By These Presents, that each of William J. Ritger, Fred
H. Pearson, Walter Herbst, AccuMed International, Inc., Northlea Partners Ltd. and Monroe Investments, Inc. constitutes and appoints Peter P. Gombrich, Leonard Prange, Theodore L. Koenig, Jeffrey C. Everett, and Jonathan A. Bohlen, and each of them, its and his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for each of them, and in their respective names, place and stead, in any and all capacities, to prepare, execute and file all reports (including exhibits), documents, and other instruments, together with any amendments thereto, that may be necessary or appropriate to file with the Securities and Exchange Commission and any other regulatory agency or authority, to reflect the direct or indirect beneficial ownership or change in direct or indirect beneficial ownership of shares of common stock of Bell National Corporation of any of the undersigned, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premisses, as fully to all intents and purposes as any of the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated December 14, 1998



/s/ William J. Ritger
___________________________                AccuMed International, Inc.
William J. Ritger
                                           /s/ Leonard R. Prange
                                           _____________________________
/s/ Fred H. Pearson                        By:    Leonard R. Prange
___________________________                Title: Chief Operating Officer
Fred H. Pearson                                   and Chief Financial
                                                  Officer

                                           Northlea Partners Ltd.

/s/ Walter Herbst
___________________________                /s/ John H. Abeles
Walter Herbst                              _____________________________
                                           By:    John H. Abeles, M.D.
                                           Title: General Partner


                                           Monroe Investments, Inc.

                                           /s/ Theodore L. Koenig
                                           _____________________________
                                           By:    Theodore L. Koenig
                                           Title: President

                              POWER OF ATTORNEY
                              -----------------



      Know All Men By These Presents, that Peter P. Gombrich constitutes and appoints Leonard Prange, Theodore L. Koenig, Jeffrey C. Everett, and Jonathan A. Bohlen, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities, to prepare, execute and file all reports (including exhibits), documents, and other instruments, together with any amendments thereto, that may be necessary or appropriate to file with the Securities and Exchange Commission and any other regulatory agency or authority, to reflect the direct or indirect beneficial ownership or change in direct or indirect beneficial ownership of shares of common stock of Bell National Corporation of the undersigned, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premisses, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.





Dated December 11, 1998             /s/ Peter P. Gombrich
                                    ----------------------
                                    Peter P. Gombrich

                              POWER OF ATTORNEY

      Know All Men By These Presents, that Theodore L. Koenig constitutes and appoints Peter P. Gombrich, Leonard Prange, Jeffrey C. Everett, and Jonathan A. Bohlen, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities, to prepare, execute and file all reports (including exhibits), documents, and other instruments, together with any amendments thereto, that may be necessary or appropriate to file with the Securities and Exchange Commission and any other regulatory agency or authority, to reflect the direct or indirect beneficial ownership or change in direct or indirect beneficial ownership of shares of common stock of Bell National Corporation of the undersigned, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premisses, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated December 14, 1998                    /s/ Theodore L. Koenig
                                           Theodore L. Koenig